Exhibit 21.1
List of Subsidiaries

Name	Jurisdiction of Incorporation or Organization
"PETICA" d.o.o. automat klub, Srebrenik	Bosnia and Herzegovina
“Arua” d.o.o. Podgorica	Montenegro
“Krijcos” d.o.o. Bijeljina	Bosnia and Herzegovina
Abarco LLC	Armenia
ACN 066 441 067 Pty Limited	Australia
ACN 092 468 883 Pty Limited	Australia
ACN 149 603 494 Pty Limited	Australia
Acora LLC	Georgia
AdjaraPay LLC	Georgia
Advanced Systems, LLC	Georgia
Amaya Dominicana SRL	Dominican Republic
Amaya Gaming Group (Kenya) Limited	Kenya
Amaya Group SRL	Moldova, Republic of
Atlas Holdings LLC	Georgia
Avayo Limited	United Kingdom
Aviator LLC	Georgia
Balkan Innovative Technology d.o.o. Beograd	Serbia
Belgard Management Limited	United Kingdom
BetEasy DFS Holdings Pty Limited	Australia
BetEasy Pty Limited	Australia
Betfair Brasil Holdings Limitada	Brazil
Betfair Brasil Limitada	Brazil
Betfair Casino Limited	Malta
Betfair Europe PLC	Malta
Betfair General Betting Limited	United Kingdom
Betfair Group Limited	United Kingdom
Betfair Holding (Malta) Ltd	Malta
Betfair Interactive US Financing LLC	United States
Betfair Interactive US LLC	United States
Betfair International Plc	Malta
Betfair International Spain S.A.	Spain
Betfair Italia S.R.L.	Italy
Betfair Limited	United Kingdom
Betfair Poker Holdings Limited	Malta
Betfair Romania Development SRL	Romania
Betfair US LLC	United States
BeyondPlay Gaming Holding Ltd	Malta
BeyondPlay Gaming Ltd	Malta
BeyondPlay Global Limited	Isle of Man
BeyondPlay Limited	United Kingdom
BeyondPlay Technologies Ltd	Malta

BIU SUB LLC	United States
Bloomlane Pty Ltd	Australia
Bonne Terre Gaming Limited	United Kingdom
Bonne Terre Limited	Alderney
Cabarco LLC	Armenia
Cayden Limited	Isle of Man
Comra LLC	Georgia
Core Gaming Limited	United Kingdom
Crown Nucleus d.o.o. Novi Sad	Serbia
CT Networks Limited	Isle of Man
Cyan Bidco Limited	United Kingdom
Cyan Blue International Limited	Malta
Cyan Blue Odds LT, UAB	Lithuania
Cyan Blue Topco Limited	Jersey
D McGranaghan Limited	United Kingdom
Diamond Link Limited	Malta
Draft Player Reserve LLC	United States
Draftstars Pty Limited	Australia
Fandom Gaming, Inc.	United States
FanDuel Canada ULC	Canada
FanDuel Deposits LLC	United States
FanDuel Group Financing LLC	United States
FanDuel Group Limited	United Kingdom
FanDuel Group Parent LLC	United States
FanDuel Group Property Holdings LLC	United States
FanDuel Group, Inc.	United States
FanDuel Inc.	United States
FANDUEL INTERNATIONAL, LTD	United Kingdom
FanDuel Limited	United Kingdom
FanDuel LLC	United States
FanDuel PA LLC	United States
FanDuel SG Deposits LLC	United States
FanDuel SG LLC	United States
Fastball Parent 1 Inc.	United States
Fastball Parent 2 Inc.	United States
Fastball Parent 3 Limited	United Kingdom
FD Venture 1 LLC	United States
Flutter Entertainment Holdings Ireland Limited	Ireland
Flutter Entertainment India LLP	India
Flutter Entertainment Services Ireland Limited	Ireland
Flutter Entertainment Services Limited	Ireland
Flutter Entertainment UK Limited	United Kingdom
Flutter Financing BV	Netherlands
Flutter Group B.V.	Netherlands
Flutter Group Holdings B.V.	Netherlands
Flutter Holdings B.V.	Netherlands

Flutter Holdings US, LLC	United States
Flutter Services UK Limited	United Kingdom
Flutter Services US LLC	United States
Flutter Treasury Designated Activity Company	Ireland
Flutter.com LLC	United States
Forceclub LLC	Belarus
Free To Play Australia Pty Ltd	Australia
Fundación Flutter International	Spain
Gecko Garage Ltd	Malta
Global Poker Tours Limited	Isle of Man
Global Sports Derivatives Limited	Ireland
GP Services Intermedia SA	Costa Rica
Halfords Media (IOM) Limited	Isle of Man
Halfords Media (Italy) SRL	Italy
Halfords Media (UK) Limited	United Kingdom
Halfords Media Spain SL	Spain
Hestview Limited	United Kingdom
HRTV HOLDCO LLC	United States
HRTV LLC	United States
IASBet.com Pty Ltd	Australia
iBus Media (Malta) Ltd	Malta
iBus Media Limited	Isle of Man
Insightmarket Limited	United Kingdom
Interactive Payments Inc.	Canada
International All Sports Limited	Australia
Junglee Games India Private Limited	India
Junglee Games, Inc.	United States
K. O'R Enterprises Unlimited Company	Ireland
Keiem Limited	Malta
Labranza Limited	Cyprus
Linicom Limited	Malta
Linicom Subco Limited	Israel
London Multi-asset Exchange (Holdings) Limited	United Kingdom
Ludens Online Gaming Private Limited	India
Maks Bet dooel Skopje	North Macedonia, Republic of
Max Bet d.o.o. Novi Sad	Serbia
Mediaplay Ltd	United Kingdom
Motamashe LLC	Georgia
Naris Limited	Isle of Man
NumberFire, Inc.	United States
ODS Holding LLC	United States
ODS Properties, Inc.	United States
ODS Technologies L.P.	United States
Paddy Power (Northern Ireland) Limited	United Kingdom
Paddy Power Australia Pty Ltd	Australia
Paddy Power Betfair Limited	Ireland

Paddy Power Bookmakers (Malta) Limited (In Liquidation)	Malta
Paddy Power Entertainment Limited	Isle of Man
Paddy Power Financials Limited	Ireland
Paddy Power Holdings Limited	Isle of Man
Paddy Power Isle of Man Limited	Isle of Man
Paddy Power Online Limited	Isle of Man
Paddy Power Risk Management Services Limited	Isle of Man
Paddy Power Services Limited	Alderney
Play Dibz Limited	Ireland
Polco Limited	Malta
Power Leisure Bookmakers Limited	United Kingdom
PPB Counterparty Services Limited	Malta
PPB Developments and Insights Limited	Ireland
PPB Entertainment Limited	Malta
PPB Financing Unlimited Company	Ireland
PPB Games Limited	Malta
PPB GE Limited	Ireland
PPB Treasury Unlimited Company	Ireland
Pridepark Developments Limited	Ireland
Publipoker SRL	Italy
PYR Software Limited	Canada
Rational Entertainment Enterprises Limited	Isle of Man
Rational Entertainment Ventures Limited	Isle of Man
Rational FT Enterprises (Malta) Limited	Malta
Rational FT Enterprises Limited	Isle of Man
Rational FT Holdings Limited	Isle of Man
Rational Intellectual Holdings Limited	Isle of Man
Rational Live Events (Malta) Limited	Malta
Rational Networks Limited	Malta
Rational Poker School Limited	Isle of Man
Rational Resources Limited	Malta
REEL Denmark Limited	Isle of Man
REEL Estonia Limited	Isle of Man
REEL Europe Limited	Malta
REEL Germany Limited	Malta
REEL Malta Ltd	Malta
RG Cash Plus Limited	Isle of Man
Ringeta Consortium (RF) Proprietary Limited	South Africa
Ringeta Consortium Holdings Proprietary Limited	South Africa
S.D.M. International d.o.o. Beograd – Novi Beograd	Serbia
Sachiko Gaming Private Limited	India
SBA Services Pty Limited	Australia
Showdown Sports, Inc.	United States
Silvercenturion Techsolutions Private Limited	India
SINGULAR GROUP DOOEL Skopje	North Macedonia, Republic of
Singular Group, LLC	Georgia

Singular Holding Limited	Malta
Singular Trading Limited	Malta
Sisal Albania SHPK	Albania
Sisal Gaming S.r.l.	Italy
SISAL ITALIA S.P.A	Italy
Sisal Jeux Maroc S.a.s	Morocco
Sisal Lotérie Maroc S.a.r.l.	Morocco
Sisal S.p.A.	Italy
Sisal Şans İnteraktif Hizmetler ve Şans Oyunları Yatırımları A.Ş.	Turkey
Sisal Technology South Africa Proprietary Limited	South Africa
Sisal Technology Tunisia Societe a Responsabilite Limitee (in liquidation)	Tunisia
Sisal Technology Yazılım Anonim Şirketi	Turkey
SISALŞANS DİJİTAL VE ELEKTRONİK ŞANS OYUNLARI VE YAYINCILIK ANONİM ŞİRKETİ	Turkey
SportingBet Australia Holdings Pty Limited	Australia
Sportsbet Pty Ltd	Australia
Stars Fantasy Sports Holdco, LLC	United States
Stars Fantasy Sports Subco, LLC	United States
Stars Fantasy Sports, LLC	United States
Stars Group (Canada) Inc.	Canada
Stars Group (US) Co-Borrower, LLC	United States
Stars Group (US) Holdings, LLC	United States
Stars Group Holdings (UK) Limited	United Kingdom
Stars Group Holdings Canada Inc	Canada
Stars Group Services Canada Inc	Canada
Stars Group Services USA Corporation	United States
Stars Group UK1 Limited	United Kingdom
Stars Group UK2 Limited	United Kingdom
Stars Interactive Asia (Malta) Limited	Malta
Stars Interactive Holdings (IOM) Limited	Isle of Man
Stars Interactive Intellectual (AUS) Holdings Pty Limited	Australia
Stars Interactive Israel Ltd	Israel
Stars Interactive Limited	Isle of Man
Stars Interactive NJ (IR) Services Limited	Ireland
Stars Interactive PS Holdings Limited	Isle of Man
Stars Interactive Services (Bulgaria) EOOD	Bulgaria
Stars Interactive Services (Israel) Ltd	Israel
Stars Mobile Limited	Isle of Man
Stars Play Mobile Ireland Limited	Ireland
StarStreet LLC	United States
The iTech Resource Group LLC	United States
The Rebate Company, LLC	United States
The Sporting Exchange (Clients) Limited	United Kingdom
The Sporting Exchange Limited	United Kingdom
The Stars Group Inc.	Canada

Timeform Limited	United Kingdom
Tombola (Canada) Limited	Canada
Tombola (International) plc	Gibraltar
Tombola International Malta Plc	Malta
Tombola Ireland Limited	Ireland
Tombola Italy S.r.l	Italy
Tombola Limited	United Kingdom
Tombola Services B.V.	Netherlands
Tombola Services Denmark ApS	Denmark
Tombola Services Germany GmbH	Germany
Tombola Services SL	Spain
Trackside Live Productions, LLC	United States
Tradefair Spreads Limited	United Kingdom
TSE (International) Limited	United Kingdom
TSE Data Processing Limited	Ireland
TSE Development Limited	United Kingdom
TSE Global Limited	United Kingdom
TSE Holdings Limited	United Kingdom
TSE Malta LP	Gibraltar
TSE Services Limited	Gibraltar
TSE US LLC	United States
TSED Unipessoal LDA	Portugal
TSG Atlantic Limited	Isle of Man
TSG Australia Holdings Pty Ltd	Australia
TSG Australia Pty Limited	Australia
TSG Australia Wagering Pty Limited	Australia
TSG Interactive (Malta) Limited	Malta
TSG Interactive Canada Inc.	Canada
TSG Interactive Canada Ltd	Malta
TSG Interactive Gaming Europe Limited	Malta
TSG Interactive Plc	Malta
TSG Interactive Services (Ireland) Limited	Ireland
TSG Interactive Services Limited	Isle of Man
TSG Interactive Spain S.A.	Spain
TSG Interactive Treasury Limited (In Dissolution)	Isle of Man
TSG Interactive US Services Limited	United States
TSG Italy SRL	Italy
TSG N.T. Pty Limited	Australia
TSG Platforms (Ireland) Limited	Ireland
TSG Services Israel Ltd	Israel
TSGA Holdco Pty Limited	Australia
TSGA Pty Limited	Australia
TSS Sweden AB	Sweden
United Channel Media Limited	Malta
Wagerlogic Malta Software Ltd (IN LIQUIDATION)	Malta
William Hill Victoria LP	Australia

Winslow Four	Cayman Islands
Winslow One Limited	United Kingdom
Winslow Three Limited	Cayman Islands
Winslow Two	United Kingdom
Worldwide Independent Trust Limited	Isle of Man